UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 12, 2003

CAPITAL ONE AUTO RECEIVABLES, LLC

(Registrant and Seller)

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

(Exact name of Registrant Issuer as specified in its charter)

Delaware	333-89452-03	31-1750007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, VA		22102
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):
(703) 720-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5.	Other Events
The October 2003 Monthly Servicer Report was distributed
November 12, 2003.

Item 7.	Financial Statements and Exhibits
The following are filed as exhibits to this Report:
Exhibit 20. October 2003 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: Capital One Auto Receivables, LLC, as Registrant and Seller

	By:	/s/ STEPHEN LINEHAN
Stephen Linehan
President

Date: November 12, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

(Registrant and Seller)

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

(Exact name of Registrant Issuer as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number

20.	October 2003 Monthly Servicer Report